SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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MIDWEST AIR GROUP, INC.
(Name of Registrant as Specified In Its Charter)

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TIMOTHY E. HOEKSEMA
Chairman of the Board,
President and Chief Executive Officer

June 4, 2007

Dear Fellow Shareholder:

In my last letter, I asked you to carefully weigh all the factors involved before casting your vote in this year’s election of directors to the Midwest board.

If you have already voted to elect the Midwest slate – John F. Bergstrom, James R. Boris and Frederick P. Stratton, Jr. – let me sincerely thank you for supporting three experienced directors who are 100% committed to protecting your investment. They, along with the rest of the board, are unanimous in their belief that AirTran’s exchange offer undervalues Midwest and does not fully reflect the long-term value of Midwest’s strategic plan.

Please take a minute to review the enclosed investor presentation. It summarizes Midwest’s strategic plan and explains why the Midwest board is so convinced that our strategic plan will deliver significant long-term value for shareholders.

Please be assured that all of us at Midwest sincerely value the trust you place in us. We are working hard to continue to provide the superior value you deserve and the quality product our customers have come to expect from “The best care in the air,” and we look forward to doing so for many years to come. Thank you.

Sincerely,

Timothy E. Hoeksema

Chairman, President and Chief Executive Officer

Enclosure

The Midwest board recommends you vote for the Midwest slate today. Sign, date and return the enclosed WHITE proxy card in the postage-paid envelope provided or vote by telephone or the Internet following the instructions on the proxy card. Discard any blue proxy cards you may receive.

Only the card with the latest date will count. Therefore, if you previously voted using a blue proxy card sent to you by AirTran – even to oppose the AirTran nominees – that vote could cancel out your vote for the Midwest slate. Make sure your vote for Midwest’s nominees counts by voting the enclosed WHITE proxy card today.

Best Care Campus – West Wing, 6744 South Howell Avenue, HQ-6, Oak Creek, WI 53154-1402

MIDWEST AIR GROUP, INC. IS A PUBLIC COMPANY, TRADED ON THE AMEX UNDER THE SYMBOL MEH

MIDWEST AIR GROUP

Presentation to Investors: Midwest's Strategy to Deliver Long-Term Value for Shareholders

June 4, 2007

Midwest's comprehensive strategic plan provides significant long-term value for shareholders

Midwest's Strategic Plan

Initiatives Currently Being Implemented

- 50-seat Regional Jet Program
  - Operated as Midwest Connect by SkyWest Airlines
  - 5 aircraft now in service; 15 by October
  - Projected $8-10 million per aircraft increase in annual revenue
- Expanded Air Midwest Codeshare
  - Projected $2-4 million increase in annual revenue
- Numerous Service and Schedule Enhancements
  - New destinations and routes
  - Increased frequency
  - Aircraft upgrades

Midwest's Strategic Plan

Initiatives in Process of Being Implemented

- Two MD-80 Aircraft Added to Midwest Airlines Fleet
  - New and increased long-range service beginning in Q2 2007
  - Projected $40-50 million increase in annual revenue
- New Codeshare Partnership With Northwest Airlines
  - Adds 250 city pairs and 1,000 new flight options
  - Expected to launch in Q3 2007
  - Projected $10-20 million increase in annual revenue
- MD-80 Fleet Replacement and Growth Aircraft
  - A320s or Boeing 737s
  - Decision expected by year-end

Midwest's Strategic Plan

Newest Value-Creation Initiative

- Signature and Saver Seating on All Midwest Flights
  - MD-80 aircraft: Expected availability in Fall 2007
  - Boeing 717 aircraft: Expected availability in mid-2008
- Builds on Midwest's Legacy of Differentiation
  - Provides customer seating choice based on preference and cost
- Projected Revenue Increase and Reduction in Unit Costs Would Enhance Long-Term Shareholder Value
  - Projected $30-35 million increase in annual revenue
  - Had new seating configuration on Boeing 717s been in effect in 2006, Midwest Airlines' 7.22¢ cost per available seat mile excluding fuel would have been 6.77¢, a 6.3% improvement*

* See appendix.

Midwest's Strategic Plan

Significant Long-Term Value Creation for Shareholders

	Projected Increase in Annual Revenue When Fully Deployed
50-seat Regional Jet Program	$120-150 million
Two MD-80 Aircraft Added to Fleet	$40-50 million
Dual-Seating Option	$30-35 million
New Codeshare Partnership With Northwest Airlines	$10-20 million
Expanded Air Midwest Codeshare	$2-4 million
Numerous Service and Schedule Enhancements	TBD
MD-80 Fleet Replacement and Growth Aircraft	TBD

Midwest's Strategic Plan

Significant Long-Term Value Creation for Shareholders

- Profitability From Projected New Revenue Varies by Source
  - Revenue from the 50-seat regional jet program, two additional MD-80 aircraft, service and schedule enhancements, and fleet replacement is expected to produce profit margins typical of the base business
  - Revenue from the dual-seating option and codeshares is expected to produce substantially larger profit margins due to the low incremental cost to generate it

MIDWEST

Midwest's Board Believes Strategic Plan Will Deliver Long-Term Shareholder Value

- Defined strategy to create significant shareholder value
- Plans to leverage recent achievements and unlock value not reflected in current share price
- Experienced management team continues to deliver improved operating performance
- Unrivaled quality service offering
- Midwest enjoys strong support from non-shareholder stakeholders, including remarkably loyal customer base and local communities

MIDWEST

Improved Operating Performance

Revenue Passenger Miles/Available Seat Miles Growth – Percent of 2000 Levels

ASMs
RPMs
200%
190%
180%
170%
160%
150%
140%
130%
120%
110%
100%
90%
2000
2001
2002
2003
2004
2005
2006

Revenue Per Available Seat Mile/ Cost Per Available Seat Mile

Total CASM
CASM Ex-Fuel*
RASM
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
2000
2001
2002
2003
2004
2005
2006

Data for Midwest Air Group. Scheduled service only.

* CASM ex-fuel is a non-GAAP financial measure. Reconciliation to GAAP included in SEC filings.

Data for Midwest Airlines.

Midwest Strategic Plan
Driving Strong Performance

Revenue
$664.5
$523.0
2005
2006

Earnings Per Share
$0.29
($3.71)
2005
2006

Midwest Strategic Plan
Resulting in Superior Operating Performance

Midwest
Revenue Per Available Seat Mile

11.2
cents
11.7
cents
Q12006
Q12007

AirTran
Revenue Per Available Seat Mile*

9.6 cents
9.7 cents
Q12006
Q12007

Midwest Load Factor

71.5%
73.7%
Q12006
Q12007

AirTran Load Factor

70.8%
70.1%
Q12006
Q12007

Source: Company earnings releases

MIDWEST

AirTran Offer Inadequate and Opportunistic

- AirTran's Offer Undervalues Midwest
  - Midwest's shareholders are poised to benefit from company's investment and execution of its strategic plan
- Midwest Has Benefited From Significant Business and Financial Momentum
  - Midwest stock up 183% over last 12 months (as of 4/30/07)
  - Traffic growth of 21.5% in 2006
  - Unit revenue growth of 12.5% in 2006
- Market Conditions in the Industry Will Increasingly Favor High Quality Carriers Like Midwest

Midwest Board Committed to Protecting Your Investment

- Has hired Goldman, Sachs & Co. as an advisor
- Fully understands its fiduciary duties and is committed to acting in the best interests of shareholders and other stakeholders
- Urges you to reject the AirTran-nominated slate

MIDWEST

Midwest Board Recommends You Support the Midwest Slate

- Midwest slate consists of three outstanding directors up for re-election to a three-year term on the board

John F. Bergstrom

James R. Boris

Frederick P. Stratton, Jr.

- The Midwest board recommends that you VOTE FOR THE MIDWEST SLATE TODAY USING THE <u>WHITE</u> PROXY CARD

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOUR VOTE IS VERY IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED WHITE PROXY CARD AND RETURN IT IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR VOTE BY TELEPHONE OR INTERNET, AS SOON AS POSSIBLE.

You may receive proxy solicitation materials from AirTran. MIDWEST'S BOARD OF DIRECTORS STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY AIRTRAN. If you previously signed a proxy card sent to you by AirTran, even to vote to oppose the AirTran nominees, that vote could cancel out your vote for the Midwest slate. Make sure your vote for Midwest's nominees counts by voting the WHITE proxy card today. Only the card with the latest date will count.

MACKENZIE PARTNERS, INC.
Call Collect: (212) 929-5500
or
TOLL-FREE: (800) 322-2885

E-mail: proxy@mackenziepartners.com

MIDWEST

Notice Regarding Forward-Looking Statements

This presentation contains forward-looking statements about the results expected under the company's strategic plan and that otherwise may state the company's or management's intentions, hopes, beliefs, expectations or predictions for the future. Words such as "projecting," "expect," "anticipate," "believe," "estimate," "goal," "plan," "objective" or similar words are intended to identify forward-looking statements. It is important to note that the company's actual results could differ materially from the projected results contained in these forward-looking statements. Factors that may cause such a difference to occur include, but are not limited to, fees and expenses incurred in connection with AirTran's unsolicited exchange offer, customer acceptance of the company's strategic plan, the company's ability to successfully implement the strategic plan, and the risk factors described in "Item 1A. Risk Factors" in the company's *Annual Report on Form 10-K* for the year ended December 31, 2006.

Important Additional Information

Midwest has filed a definitive proxy statement on Schedule 14A (the "2007 Proxy Statement") with the Securities and Exchange Commission ("SEC") in connection with its Board of Directors' solicitation of proxies to vote in favor of the slate of directors nominated by the Board of Directors and to vote on any other matters that properly come before the 2007 Annual Meeting of Shareholders, or any adjournment or postponement thereof. On May 16, 2007, Midwest began the process of mailing the 2007 Proxy Statement and a WHITE proxy card to each Midwest shareholder entitled to vote at the Annual Meeting. Midwest has engaged MacKenzie Partners, Inc. ("MacKenzie") to assist it in soliciting proxies from its shareholders. Midwest has agreed to pay customary compensation to MacKenzie for such services and to indemnify MacKenzie and certain related persons against certain liabilities relating to or arising out of the engagement. Directors, officers and employees of Midwest may solicit proxies, although no additional compensation will be paid to directors, officers or employees for such services.

Midwest has filed with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 (the "Schedule 14D-9") and amendments thereto regarding AirTran's exchange offer that contain information regarding members of the Board of Directors' and members of management's potential interests in the exchange offer. Information regarding securities ownership by the Board of Directors and certain members of management as of March 26, 2007 is contained in the 2007 Proxy Statement. Midwest shareholders should read the Schedule 14D-9 and the 2007 Proxy Statement (including any amendments or supplements to such documents) because these documents contain (or will contain) important information. The 2007 Proxy Statement, the Schedule 14D-9 and other public filings made by Midwest with the SEC are available without charge from the SEC's Web site at *sec.gov* and from Midwest at *midwestairlines.com*.

MIDWEST

Appendix: Pro Forma CASM Excluding Fuel

Pursuant to Item 10 of Regulation S-K, the Company is providing disclosure of the reconciliation of reported non-GAAP financial measures to the Company's most directly comparable financial measures reported on a GAAP basis. The non-GAAP financial measures provide the Company the ability to measure and monitor its performance both with and without the cost of aircraft fuel. Because the cost and availability of aircraft fuel are subject to many economic and political factors beyond the Company's control, it is the Company's view that the measurement and monitoring of performance without the volatility of fuel is important. The following table reconciles operating expenses excluding fuel and operating expenses per ASM excluding fuel, along with the Pro Forma adjustments to reconcile the anticipated seating reconfiguration of the Company's Boeing 717 fleet from 88 to 99 seats.

	2006	Pro Forma	
	As Reported	Add for 99 Seats	As Adjusted
Midwest Airlines Operations			
Total GAAP operating expenses ($000)	$ 568,259	$ 3 ,770	$ 572,029
ASMs (000)	5,040,712	393,550	5,434,262
CASM	$ 0.1127		$ 0.1053
Total GAAP operating expenses ($000)	$ 568,259	$ 3,770	$ 572,029
Less: aircraft fuel ($000)	$ 204,399		$ 204,399
Operating expenses excluding fuel ($000)	$ 363,860		$ 367,629
ASMs (000)	5,040,712	393,550	5,434,262
CASM excluding fuel	$ 0.0722		$ 0.0677

Important Information
About Voting Your Proxy

▪

Vote for Midwest’s director nominees today
using the WHITE proxy card.

▪

Discard any blue proxy cards you may receive.

▪

Even if you’ve voted the blue proxy card, you should
vote the enclosed WHITE proxy card: sign, date
and mail in the enclosed envelope, or vote by telephone
or the Internet using the instructions on the card.

▪

Your latest dated proxy card is the one that counts.
Ensure your vote is FOR the Midwest director
nominees by making sure your WHITE proxy card
is the last received.

Shareholders can vote by mail, telephone or the Internet by following the instructions on the enclosed WHITE proxy card. If you have any questions or need assistance voting your WHITE proxy card, please contact our proxy solicitor, MacKenzie Partners, Inc.

Call Collect: (212) 929-5500

Toll-Free: (800) 322-2885

E-mail: proxy@mackenziepartners.com